                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-Q

             QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANY

                  Investment Company Act file number 811-21879
                                                     ---------

               Oppenheimer Rochester Massachusetts Municipal Fund
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

             6803 South Tucson Way, Centennial, Colorado 80112-3924
             ------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                Arthur S. Gabinet
                             OppenheimerFunds, Inc.
            Two World Financial Center, New York, New York 10281-1008
            ---------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200
                                                           --------------

                        Date of fiscal year end: March 31
                                                 --------

                      Date of reporting period: 12/30/2011
                                                ----------

ITEM 1. SCHEDULE OF INVESTMENTS.

OPPENHEIMER ROCHESTER MASSACHUSETTS MUNICIPAL FUND
STATEMENT OF INVESTMENTS December 30, 2011* (Unaudited)

  Principal
    Amount                                                                 Coupon    Maturity       Value
-------------                                                              -------  ----------  -------------
Municipal Bonds and Notes--115.5%
Massachusetts--74.7%
 $    500,000       Berkshire, MA Power Cooperative Corp.(1)               5.250%   07/01/2027  $     544,405
      140,000       Boston, MA Industrial Devel. Financing
                    Authority (Crosstown Center Hotel)                     6.500    09/01/2035        101,420
    1,585,000       Boston, MA Industrial Devel. Financing
                    Authority (Springhouse)(1)                             5.875    07/01/2018      1,577,234
       50,000       Bourne, MA GO                                          5.100    05/15/2016         50,443
       25,000       Dudley, MA GO(1)                                       5.500    05/01/2017         25,230
       20,000       Dudley, MA GO(1)                                       5.600    05/01/2020         20,153
      150,000       MA Devel. Finance Agency (Assumption College)(1)       5.750    03/01/2020        150,587
       25,000       MA Devel. Finance Agency (Assumption College)(1)       6.000    03/01/2030         25,036
    1,755,000       MA Devel. Finance Agency (Boston Architectural
                    College)(1)                                            5.000    01/01/2027      1,435,011
    1,750,000       MA Devel. Finance Agency (Boston Architectural
                    College)(1)                                            5.000    01/01/2037      1,312,990
        5,000       MA Devel. Finance Agency (Boston Biomedical
                    Research)(1)                                           5.650    02/01/2019          5,000
      160,000       MA Devel. Finance Agency (Boston Biomedical
                    Research)(1)                                           5.750    02/01/2029        148,106
      250,000       MA Devel. Finance Agency (Brandeis University)(1)      5.000    10/01/2040        258,998
      290,000       MA Devel. Finance Agency (Curry College)(1)            5.000    03/01/2035        279,198
    1,130,000       MA Devel. Finance Agency (Curry College)(1)            5.000    03/01/2036      1,085,512
       10,000       MA Devel. Finance Agency (Curry College)(1)            5.375    03/01/2019         10,012
       10,000       MA Devel. Finance Agency (Curry College)(1)            5.500    03/01/2029         10,003
      500,000       MA Devel. Finance Agency (Dominion Energy
                    Brayton Point)(1)                                      5.750    12/01/2042        578,475
      350,000       MA Devel. Finance Agency (Eastern Nazarene
                    College)(1)                                            5.625    04/01/2029        322,217
      750,000       MA Devel. Finance Agency (Emerson College)(1)          5.500    01/01/2030        789,893
       20,000       MA Devel. Finance Agency (Evergreen Center)(1)         5.000    01/01/2024         19,215
      250,000       MA Devel. Finance Agency (Evergreen Center)(1)         5.500    01/01/2035        233,335
      500,000       MA Devel. Finance Agency (Foxborough Regional
                    Charter School)(1)                                     7.000    07/01/2042        538,785
       25,000       MA Devel. Finance Agency (Franklin W. Olin
                    College of Engineering)(1)                             5.250    07/01/2033         25,246
    1,500,000       MA Devel. Finance Agency (Groves-Lincoln
                    Senior Living Facility)(1)                             7.500    06/01/2029      1,498,560
      500,000       MA Devel. Finance Agency (Groves-Lincoln
                    Senior Living Facility)(1)                             7.875    06/01/2044        501,420
       30,000       MA Devel. Finance Agency (Hampshire College)(1)        5.625    10/01/2024         30,559
    1,000,000       MA Devel. Finance Agency (Lasell College)(1)           6.000    07/01/2031      1,041,130
      374,433       MA Devel. Finance Agency (Linden Ponds)                0.000(2) 11/15/2056          1,917
       75,280       MA Devel. Finance Agency (Linden Ponds)(1)             5.500    11/15/2046         45,955
    1,418,083       MA Devel. Finance Agency (Linden Ponds)(1)             6.250    11/15/2046      1,013,660
      305,000       MA Devel. Finance Agency (Loomis House/Loomis
                    Communities Obligated Group)(1)                        5.750    07/01/2023        305,082
       10,000       MA Devel. Finance Agency (May Institute)(1)            5.600    09/01/2012         10,004

             1 | Oppenheimer Rochester Massachusetts Municipal Fund

OPPENHEIMER ROCHESTER MASSACHUSETTS MUNICIPAL FUND
STATEMENT OF INVESTMENTS December 30, 2011* (Unaudited)

   Principal
     Amount                                                                       Coupon    Maturity       Value
---------------                                                                   -------  ----------  -------------
   $    200,000     MA Devel. Finance Agency (May Institute)(1)                   5.750%   09/01/2024  $     186,918
        200,000     MA Devel. Finance Agency (May Institute)(1)                   5.750    09/01/2029        178,138
         25,000     MA Devel. Finance Agency (May Institute)(1)                   6.000    09/01/2019         24,967
        500,000     MA Devel. Finance Agency (Mount Holyoke College)(1)           5.000    07/01/2041        530,475
      1,025,000     MA Devel. Finance Agency (Ogden Haverhill)(1)                 5.500    12/01/2019      1,025,984
        400,000     MA Devel. Finance Agency (Orchard Cove)(1)                    5.250    10/01/2037        312,428
        320,000     MA Devel. Finance Agency (Pacific Rim Charter
                    Public School)(1)                                             5.125    06/01/2031        288,122
      1,000,000     MA Devel. Finance Agency (Partners Healthcare System)(3)      5.000    07/01/2041      1,049,760
        115,000     MA Devel. Finance Agency (Regis College)(1)                   5.250    10/01/2018        113,069
        550,000     MA Devel. Finance Agency (Seven Hills Foundation &
                    Affiliates)(1)                                                5.000    09/01/2035        478,407
      1,000,000     MA Devel. Finance Agency (Tufts Medical Center)(1)            7.250    01/01/2032      1,130,160
        415,000     MA Devel. Finance Agency (VOA Ayer)(1)                        6.200    02/20/2046        449,275
      1,000,000     MA Devel. Finance Agency (VOA Concord)(1)                     5.200    11/01/2041        753,050
        515,000     MA Devel. Finance Agency (Wheelock College)(1)                5.250    10/01/2037        511,359
      4,570,000     MA Educational Financing Authority, Series H(4)               6.350    01/01/2030      4,986,555
        500,000     MA H&EFA (Baystate Medical Center)(1)                         5.500    07/01/2028        526,820
        100,000     MA H&EFA (Berkshire Community College Foundation)             5.000    10/01/2013        100,045
         65,000     MA H&EFA (Beverly Hospital Corp.)(1)                          5.250    07/01/2023         65,048
        100,000     MA H&EFA (Boston Medical Center)(1)                           5.250    07/01/2014        100,168
        100,000     MA H&EFA (Boston Medical Center)(1)                           5.250    07/01/2016        100,146
      1,000,000     MA H&EFA (Boston Medical Center)(1)                           5.250    07/01/2038        922,840
         25,000     MA H&EFA (Cape Cod Healthcare)(1)                             5.450    11/15/2023         25,011
         30,000     MA H&EFA (Caregroup/Beth Israel Deaconess Medical Center
                    Obligated Group)(1)                                           5.000    07/01/2025         30,011
      1,035,000     MA H&EFA (Catholic Health East)(1)                            6.250    11/15/2032      1,173,297
        500,000     MA H&EFA (Children's Hospital)(1)                             5.250    12/01/2039        527,630
        500,000     MA H&EFA (Covenant Health System/Surgicenter at St. Joseph
                    Hospital Obligated Group)(1)                                  5.000    07/01/2031        502,340
        280,000     MA H&EFA (East Concord Medical Foundation)(1)                 6.450    03/01/2020        268,078
         25,000     MA H&EFA (Emerson Hospital)(1)                                5.000    08/15/2035         20,897
      1,330,000     MA H&EFA (Fisher College)(1)                                  5.125    04/01/2030      1,246,676
         25,000     MA H&EFA (Fisher College)(1)                                  5.125    04/01/2037         22,320
         20,000     MA H&EFA (Hallmark Health System)                             5.000    07/01/2014         20,022
         60,000     MA H&EFA (Hallmark Heath System)(1)                           5.000    07/01/2021         60,067
          5,000     MA H&EFA (Harvard Pilgrim Health Care)(1)                     5.000    07/01/2028          5,003
         10,000     MA H&EFA (Healthcare System-Covenant)(1)                      6.000    07/01/2031         10,107
        165,000     MA H&EFA (Holyoke Hospital)(1)                                6.500    07/01/2015        158,001
        150,000     MA H&EFA (Jordan Hospital)(1)                                 5.250    10/01/2023        141,320
         50,000     MA H&EFA (Jordan Hospital)(1)                                 5.375    10/01/2028         45,622
        750,000     MA H&EFA (Lowell General Hospital)(1)                         5.125    07/01/2035        709,838

             2 | Oppenheimer Rochester Massachusetts Municipal Fund

OPPENHEIMER ROCHESTER MASSACHUSETTS MUNICIPAL FUND
STATEMENT OF INVESTMENTS December 30, 2011* (Unaudited)

   Principal
     Amount                                                                       Coupon    Maturity      Value
---------------                                                                   -------  ----------  -------------
 $     15,000       MA H&EFA (MWRH Corp./Tri-County Medical
                    Associates/Milford-Whitinsville Regional
                    Hospital Obligated Group)(1)                                  5.750%   07/15/2013  $      15,031
      525,000       MA H&EFA (Saints Memorial Medical Center)(1)                  6.000    10/01/2023        405,122
    1,040,000       MA H&EFA (Simmons College)(1)                                 8.000    10/01/2039      1,177,530
      150,000       MA H&EFA (South Shore Hospital)(1)                            6.500    07/01/2022        163,158
       25,000       MA H&EFA (Springfield College)(1)                             5.250    10/15/2033         24,365
      500,000       MA H&EFA (Springfield College)(1)                             5.500    10/15/2031        503,420
      500,000       MA H&EFA (Suffolk University)(1)                              6.250    07/01/2030        545,225
       25,000       MA H&EFA (UMass Memorial Health Care/UMass
                    Memorial Medical Center Obligated Group)(1)                   5.000    07/01/2028         24,999
      215,000       MA H&EFA (VC/TC/FRS/VCS Obligated Group)(1)                   5.300    11/15/2028        207,208
      400,000       MA HFA, Series 132(1)                                         5.375    12/01/2027        413,060
      500,000       MA HFA, Series A(1)                                           5.100    12/01/2030        508,040
      970,000       MA HFA, Series A(1)                                           5.300    06/01/2049        980,554
       50,000       MA HFA, Series A(1)                                           5.375    06/01/2016         50,036
       55,000       MA HFA, Series A(1)                                           5.550    07/01/2032         55,155
      750,000       MA HFA, Series B(1)                                           5.250    12/01/2030        769,778
      220,000       MA HFA, Series B(1)                                           5.400    12/01/2028        220,075
      500,000       MA HFA, Series C(1)                                           5.000    12/01/2030        502,880
      480,000       MA HFA, Series C(1)                                           5.300    12/01/2037        487,536
      500,000       MA HFA, Series C(1)                                           5.350    12/01/2042        511,265
       50,000       MA HFA, Series E(1)                                           5.200    12/01/2034         50,184
       10,000       MA HFA, Series P(1)                                           5.000    12/01/2023         10,062
       15,000       MA HFA, Series P(1)                                           5.200    12/01/2045         14,823
      930,000       MA Industrial Finance Agency (Aquarion Water Company
                    of Massachusetts)(1)                                          6.950    12/01/2035        930,233
      650,000       MA Industrial Finance Agency (Avon Associates)(1)             5.375    04/01/2020        650,962
       25,000       MA Industrial Finance Agency (Berkshire Retirement
                    Community)(1)                                                 6.625    07/01/2016         25,058
      115,000       MA Industrial Finance Agency (Cambridge Friends
                    School)(1)                                                    5.800    09/01/2028        108,767
      145,000       MA Industrial Finance Agency (Chelsea Jewish Nursing
                    Home)(1)                                                      6.500    08/01/2037        146,589
      495,000       MA Industrial Finance Agency (Massachusetts
                    American Water Company)(1)                                    6.900    12/01/2029        495,218
      130,000       MA Industrial Finance Agency (Ogden Haverhill
                    Associates)(1)                                                5.450    12/01/2012        130,082
       30,000       MA Industrial Finance Agency (Ogden Haverhill
                    Associates)(1)                                                5.600    12/01/2019         30,099
      685,000       MA Industrial Finance Agency (Shed)(1)                        7.250    09/01/2017        645,523
      125,000       MA Industrial Finance Agency (St. John's High
                    School)(1)                                                    5.350    06/01/2028        125,051
      565,000       MA Industrial Finance Agency (St. John's High
                    School)(1)                                                    5.700    06/01/2018        566,181
      120,000       MA Port Authority (Delta Air Lines)                           5.000    01/01/2021        100,546
    1,130,000       MA Port Authority (Delta Air Lines)                           5.000    01/01/2027        863,806

             3 | Oppenheimer Rochester Massachusetts Municipal Fund

OPPENHEIMER ROCHESTER MASSACHUSETTS MUNICIPAL FUND
STATEMENT OF INVESTMENTS December 30, 2011* (Unaudited)

   Principal
     Amount                                                                       Coupon    Maturity       Value
---------------                                                                   -------  ----------  -------------
   $     30,000         MA Port Authority (Delta Air Lines)                       5.200%   01/01/2020  $      26,512
        500,000         MA Port Authority (US Airways)(1)                         5.750    09/01/2016        480,105
        340,000         MA Port Authority (US Airways)(1)                         5.875    09/01/2023        302,705
         25,000         MA Port Authority (US Airways)(1)                         6.000    09/01/2021         23,362
        500,000         MA Port Authority Facilities(1)                           5.125    07/01/2041        526,915
          5,000         MA Water Pollution Abatement Trust(1)                     5.125    02/01/2031          5,016
          5,000         MA Water Pollution Abatement Trust(1)                     5.375    08/01/2027          5,017
         20,000         MA Water Pollution Abatement Trust(1)                     5.500    08/01/2030         20,070
         25,000         Martha's Vineyard, MA Regional High School
                        District No. 100(1)                                       5.000    12/15/2014         25,095
         75,000         Narragansett, MA Regional School District(1)              5.500    06/01/2014         75,689
        150,000         Tewksbury, MA GO                                          5.800    02/15/2019        150,884
         25,000         Wareham, MA Fire District                                 5.100    07/15/2013         25,092
         15,000         Worcester, MA GO(1)                                       5.500    08/15/2016         15,049
        150,000         Worcester, MA GO                                          5.700    08/01/2013        150,500
                                                                                                       -------------
                                                                                                          47,084,397

U.S. Possessions--40.8%
        400,000         Guam GO(1)                                                6.750    11/15/2029        416,664
        600,000         Guam GO(1)                                                7.000    11/15/2039        624,756
        750,000         Guam Government Business Privilege(1)                     5.250    01/01/2036        797,078
        250,000         Guam Government Waterworks Authority &
                        Wastewater System(1)                                      5.875    07/01/2035        249,368
      1,000,000         Guam Tobacco Settlement Economic Devel. &
                        Commerce Authority (TASC)(1)                              5.625    06/01/2047        831,300
      1,000,000         Guam Tobacco Settlement Economic Devel. &
                        Commerce Authority (TASC)                                 7.324(2) 06/01/2057         19,880
      1,000,000         Puerto Rico Aqueduct & Sewer Authority(1)                 6.000    07/01/2044      1,052,390
        845,000         Puerto Rico Children's Trust Fund (TASC)(1)               5.375    05/15/2033        796,827
        220,000         Puerto Rico Children's Trust Fund (TASC)(1)               5.500    05/15/2039        185,979
      2,075,000         Puerto Rico Children's Trust Fund (TASC)(1)               5.625    05/15/2043      1,768,523
     56,555,000         Puerto Rico Children's Trust Fund (TASC)                  6.549(2) 05/15/2050      3,203,275
     39,500,000         Puerto Rico Children's Trust Fund (TASC)                  7.625(2) 05/15/2057        557,345
     12,000,000         Puerto Rico Children's Trust Fund (TASC)                  8.101(2) 05/15/2055        322,440
      1,500,000         Puerto Rico Commonwealth GO(1)                            6.000    07/01/2039      1,594,335
        750,000         Puerto Rico Commonwealth GO(1)                            6.500    07/01/2037        829,785
        250,000         Puerto Rico Highway & Transportation Authority            5.300    07/01/2035        255,403
        530,000         Puerto Rico IMEPCF (American Airlines)(5)                 6.450    12/01/2025        111,459
        100,000         Puerto Rico Infrastructure (Mepsi Campus)(1)              5.600    10/01/2014        102,239
        705,000         Puerto Rico Infrastructure (Mepsi Campus)(1)              6.250    10/01/2024        710,492
      1,770,000         Puerto Rico Infrastructure (Mepsi Campus)(1)              6.500    10/01/2037      1,763,186
      1,560,000         Puerto Rico Port Authority (American
                        Airlines), Series A(5)                                    6.250    06/01/2026        328,084
        105,000         Puerto Rico Port Authority (American Airlines),
                        Series A(5)                                               6.300    06/01/2023         22,083
      1,000,000         Puerto Rico Public Buildings Authority(1)                 6.500    07/01/2030      1,125,140
      1,665,000         Puerto Rico Public Buildings Authority(1)                 6.750    07/01/2036      1,887,144
        500,000         Puerto Rico Public Buildings Authority(1)                 7.000    07/01/2025        546,140

             4 | Oppenheimer Rochester Massachusetts Municipal Fund

OPPENHEIMER ROCHESTER MASSACHUSETTS MUNICIPAL FUND
STATEMENT OF INVESTMENTS December 30, 2011* (Unaudited)

   Principal
     Amount                                                                       Coupon    Maturity       Value
---------------                                                                   -------  ----------  -------------
  $    560,000       Puerto Rico Sales Tax Financing Corp., Series A(1)           5.750%   08/01/2037   $    612,254
     1,000,000       Puerto Rico Sales Tax Financing Corp., Series A              6.160(2) 08/01/2034        267,460
     1,000,000       Puerto Rico Sales Tax Financing Corp., Series A(1)           6.500    08/01/2044      1,151,910
     1,000,000       Puerto Rico Sales Tax Financing Corp., Series C(1)           0.000(6) 08/01/2032        944,590
       500,000       Puerto Rico Sales Tax Financing Corp., Series C(1)           5.750    08/01/2057        544,749
       500,000       Puerto Rico Sales Tax Financing Corp., Series C(1)           6.000    08/01/2042        548,570
       215,000       V.I. Public Finance Authority (Hovensa Refinery)(1)          6.125    07/01/2022        201,246
       500,000       V.I. Public Finance Authority (Matching Fund Loan Note)(1)   5.000    10/01/2029        510,805
       345,000       V.I. Tobacco Settlement Financing Corp. (TASC)(1)            5.000    05/15/2021        329,917
       500,000       V.I. Water & Power Authority, Series A(1)                    5.000    07/01/2031        503,465
                                                                                                       -------------
                                                                                                          25,716,281
Total Investments, at Value (Cost $76,281,154)-115.5%                                                     72,800,678
Liabilities in Excess of Other Assets-(15.5)                                                              (9,796,213)
                                                                                                       -------------
Net Assets-100.0%                                                                                      $  63,004,465
                                                                                                       =============

Footnotes to Statement of Investments

* December 30, 2011 represents the last business day of the Fund's quarterly period. See accompanying Notes.

1. All or a portion of the security position has been segregated for collateral to cover borrowings.

2. Zero coupon bond reflects effective yield on the date of purchase.

3. When-issued security or delayed delivery to be delivered and settled after December 30, 2011. See accompanying Notes.

4. Security represents the underlying municipal bond with respect to an inverse floating rate security held by the Fund. The bond was purchased by the Fund and subsequently transferred to a trust, which issued the related inverse floating rate security. See accompanying Notes.

5. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and/or principal payments. The rate shown is the original contractual interest rate. See accompanying Notes.

6. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

VALUATION INPUTS

Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

      1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

      2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

      3) Level 3-significant unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset or liability).

The table below categorizes amounts as of December 30, 2011 based on valuation input level:

                                                              LEVEL 3--
                            LEVEL 1--         LEVEL 2--      SIGNIFICANT
                            UNADJUSTED    OTHER SIGNIFICANT  UNOBSERVABLE
                           QUOTED PRICES  OBSERVABLE INPUTS     INPUTS         VALUE
                           -------------  -----------------  ------------  --------------
ASSETS TABLE
INVESTMENTS, AT VALUE:
Municipal Bonds and Notes
  Massachusetts            $          --  $      47,084,397  $         --  $   47,084,397
  U.S. Possessions                    --         25,716,281            --      25,716,281
                           -------------  -----------------  ------------  --------------
Total Assets               $          --  $      72,800,678  $         --  $   72,800,678
                           -------------  -----------------  ------------  --------------

             5 | Oppenheimer Rochester Massachusetts Municipal Fund

OPPENHEIMER ROCHESTER MASSACHUSETTS MUNICIPAL FUND
STATEMENT OF INVESTMENTS December 30, 2011* (Unaudited)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

See the accompanying Notes for further discussion of the methods used in determining value of the Fund's investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.

TO SIMPLIFY THE LISTINGS OF SECURITIES, ABBREVIATIONS ARE USED PER THE TABLE
BELOW:

FRS              Family Rehabilitation Services (Hancock Manor)
GO               General Obligation
H&EFA            Health and Educational Facilities Authority
HFA              Housing Finance Agency
IMEPCF           Industrial, Medical and Environmental Pollution Control Facilities
ROLs             Residual Option Longs
TASC             Tobacco Settlement Asset-Backed Bonds
TC               Travis Corp. (People Care)
UMass            University of Massachusetts
V.I.             United States Virgin Islands
VC               VinFen Corp.
VCS              VinFen Clinical Services

NOTES TO STATEMENT OF INVESTMENTS

QUARTERLY PERIOD. Since December 30, 2011 represents the last day during the Fund's quarterly period on which the New York Stock Exchange was open for trading, the Fund's financial statements have been presented through that date to maintain consistency with the Fund's net asset value calculations used for shareholder transactions.

SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as "Level 1," observable market inputs other than unadjusted quoted prices are classified as "Level 2" and significant unobservable inputs, including the Manager's judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund's investments under these levels of classification is included following the Statement of Investments.

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.

Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund's assets are valued. Securities whose principal exchange is NASDAQ(R) are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day's closing "bid" and "asked" prices, and if not, at the current day's closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.

             6 | Oppenheimer Rochester Massachusetts Municipal Fund

OPPENHEIMER ROCHESTER MASSACHUSETTS MUNICIPAL FUND
STATEMENT OF INVESTMENTS December 30, 2011* (Unaudited)

Shares of a registered investment company that are not traded on an exchange are valued at that investment company's net asset value per share.

U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and "money market-type" debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the "bid" and "asked" prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.

"Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.

In the absence of a current price quotation obtained from an independent pricing service or broker-dealer, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of the securities' respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

SECURITIES ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS. The Fund may purchase securities on a "when-issued" basis, and may purchase or sell securities on a "delayed delivery" basis. "When-issued" or "delayed delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund's net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of December 30, 2011, the Fund had purchased securities issued on a when-issued or delayed delivery basis as follows:

                           WHEN-ISSUED OR DELAYED
                         DELIVERY BASIS TRANSACTIONS
                         ---------------------------
Purchased securities     $1,032,030

INVERSE FLOATING RATE SECURITIES. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. These securities entail leverage, and their interest rate varies inversely at a multiple of the change in short-term interest rates. As short term interest rates rise, inverse floating rate securities produce less current income. The value of such securities is also more volatile than comparable fixed rate securities.

An inverse floating rate security is created as part of a financial transaction referred to as a "tender option bond" transaction. In most cases, in a tender option bond transaction the Fund purchases and subsequently transfers a fixed rate municipal bond (the

             7 | Oppenheimer Rochester Massachusetts Municipal Fund

OPPENHEIMER ROCHESTER MASSACHUSETTS MUNICIPAL FUND
STATEMENT OF INVESTMENTS December 30, 2011* (Unaudited)

"underlying municipal bond") to a broker dealer (the "sponsor"). The sponsor creates a trust (the "Trust") into which it deposits the underlying municipal bond. The Trust then issues and sells short-term floating rate securities representing a senior interest in the underlying municipal bond to third parties and a residual, subordinate interest in the underlying municipal bond (referred to as an "inverse floating rate security") to the Fund. The interest rate on the short-term floating rate securities resets periodically, usually weekly, to a prevailing market rate and holders of these securities are granted the option to tender their securities back to the Trust for repurchase at their principal amount plus accrued interest thereon (the "purchase price") periodically, usually daily or weekly. A remarketing agent for the Trust is required to attempt to re-sell any tendered short term floating rate securities to new investors for the purchase price. If the remarketing agent is unable to successfully re-sell the tendered short term floating rate securities, a liquidity provider to the Trust (typically an affiliate of the sponsor) must contribute cash to the Trust to ensure that the tendering holders receive the purchase price of their securities on the repurchase date.

Because holders of the short term floating rate securities are granted the right to tender their securities to the Trust for repurchase at frequent intervals for the purchase price, with such payment effectively guaranteed by the liquidity provider, the securities generally bear short term rates of interest commensurate with money market instruments. When interest is paid on the underlying municipal bond to the Trust, such proceeds are first used to pay the Trust's administrative expenses and accrued interest to holders of the short term floating rate securities, with any remaining amounts being paid to the Fund, as the holder of the inverse floating rate security. Accordingly, the amount of such interest on the underlying bond paid to the Fund is inversely related the rate of interest on the short term floating rate securities.

Typically, the terms of an inverse floating rate security grant certain rights to the Fund, as holder. For example, the Fund may have the right upon request to require that the Trust compel a tender of the short term floating rate securities to facilitate the Fund's acquisition of the underlying municipal bond. Following such a request, the Fund pays the Trust the purchase price of the short term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short term floating rate securities. The Trust then distributes the underlying municipal bond to the Fund. Similarly, the Fund may have the right to directly purchase the underlying municipal bond from the Trust by paying to the Trust the purchase price of the short term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short term floating rate securities. Through the exercise of either of these rights, the Fund can terminate or "collapse" the Trust, terminate its investment in the related inverse floating rate security and obtain the underlying municipal bond. Additionally, the Fund also typically has the right to exchange with the Trust (i) a principal amount of short term floating rate securities held by the Fund for a corresponding additional principal amount of the inverse floating rate security or (ii) a principal amount of the inverse floating rate security held by the Fund for a corresponding additional principal amount of short term floating rate securities (which are typically then sold to other investors). Through the exercise of this right, the Fund may increase (or decrease) the principal amount of short term floating rate securities outstanding, thereby increasing (or decreasing) the amount of leverage provided by the short term floating rate securities to the Fund's investment exposure to the underlying municipal bond.

The Fund's investments in inverse floating rate securities involve certain risks. The value of an inverse floating rate security can be more volatile than that of a conventional fixed-rate municipal bond having a similar credit quality and maturity, and should be expected to be more volatile than a direct investment in the related underlying municipal bond because of the effect of leverage provided by the related short term floating rate securities. An inverse floating rate security can be expected to underperform fixed rate municipal bonds when the difference between long term and short term interest rates is decreasing (or is already small) or when long term interest rates are rising, but can be expected to outperform fixed rate municipal bonds when the difference between long term and short term interest rates is increasing (or is already large) or when long term interest rates are falling. Additionally, a tender option bond transaction typically provides for the automatic termination or "collapse" of a Trust upon the occurrence of certain adverse events, usually referred to as "mandatory tender events" or "tender option termination events." These events may include, among others, a credit ratings downgrade of the underlying municipal bond below a specified level, a decrease in the market value of the underlying municipal bond below a specified amount, a bankruptcy of the liquidity provider or the inability of the remarketing agent to re-sell to new investors short term floating rate securities that have been tendered for repurchase by holders thereof. Following the occurrence of such an event, the underlying municipal bond is generally sold for current market value and the proceeds distributed to holders of the short term floating rate securities and inverse floating rate security, with the holder of the inverse floating rate security generally receiving the proceeds of such sale only after the holders of the short term floating rate securities have received proceeds equal to the purchase price of their securities (and the liquidity provider is generally required to contribute cash to the Trust only in an amount sufficient to ensure that the holders of the short term floating rate securities receive the purchase price of their

             8 | Oppenheimer Rochester Massachusetts Municipal Fund

OPPENHEIMER ROCHESTER MASSACHUSETTS MUNICIPAL FUND
STATEMENT OF INVESTMENTS December 30, 2011* (Unaudited)

securities in connection with such termination of the Trust). Following the occurrence of such events, the Fund could potentially lose the entire amount of its investment in the inverse floating rate security.

Finally, the Fund may enter into shortfall/reimbursement agreements with the liquidity provider of certain tender option bond transactions in connection with certain inverse floating rate securities held by the Fund. These agreements commit the Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a Trust, including following the occurrence of a "mandatory tender event." In connection with the occurrence of such an event and the termination of the Trust triggered thereby, the shortfall/reimbursement agreement may effectively make the Fund liable for the amount of the difference between the liquidation value of the underlying municipal bond and the purchase price of the short-term floating rate securities issued by the Trust. Under the standard terms of a tender option bond transaction, absent such a shortfall/reimbursement agreement, the Fund, as holder of the inverse floating rate security, would not be required to make such a reimbursement payment to the liquidity provider. The Manager monitors the Fund's potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund's investment in related inverse floating rate securities, if it deems it appropriate to do so. As of December 30, 2011, the Fund's maximum exposure under such agreements is estimated at $3,690,000.

When the Fund creates an inverse floating rate security in a tender option bond transaction by purchasing and subsequently transferring an underlying municipal bond to a sponsor for deposit into a Trust, the transaction is considered a secured borrowing for financial reporting purposes. As a result of such accounting treatment, the Fund includes the underlying municipal bond on its Statement of Investments and as an asset on its Statement of Assets and Liabilities in the annual and semiannual reports (but does not separately include the related inverse floating rate security on either). The Fund also includes a liability on its Statement of Assets and Liabilities in the annual and semiannual reports equal to the outstanding principal amount and accrued interest on the related short-term floating rate securities issued by the Trust. Interest on the underlying municipal bond is recorded as investment income on the Fund's Statement of Operations in the annual and semiannual reports, while interest payable on the related short term floating rate securities is recorded as interest expense. At December 30, 2011, municipal bond holdings with a value of $4,986,555 shown on the Fund's Statement of Investments are held by such Trusts and serve as the underlying municipal bonds for the related $3,690,000 in short-term floating rate securities issued and outstanding at that date.

At December 30, 2011, the inverse floating rate securities associated with tender option bond transactions accounted for as secured borrowings were as follows:

PRINCIPAL                                             COUPON   MATURITY
 AMOUNT                INVERSE FLOATER(1)             RATE (2)   DATE       VALUE
---------  ----------------------------------------  --------  --------  -----------
$ 975,000  MA Educational Financing Authority
           ROLs(3)                                   15.969%     1/1/30  $ 1,296,555

1. For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table at the end of the Statement of Investments.

2. Represents the current interest rate for the inverse floating rate security.

3. Represents an inverse floating rate security that is subject to a shortfall/reimbursement agreement.

The Fund may also purchase an inverse floating rate security created as part of a tender option bond transaction when a third party, such as a municipal issuer or financial institution, transfers an underlying municipal bond to a Trust. For financial reporting purposes, the Fund includes the inverse floating rate security related to such transaction on its Statement of Investments and as an asset on its Statement of Assets and Liabilities in the annual and semiannual reports, and interest on the security is recorded as investment income on the Fund's Statement of Operations in the annual and semiannual reports.

The Fund may expose up to 20% of its total assets to the effects of leverage from its investments in inverse floating rate securities. This limitation is measured by comparing the aggregate principal amount of the short term floating rate securities that are related to the inverse floating rate securities from time to time held by the Fund to the total assets of the Fund. The Fund's exposure to the effects of leverage from its investments in inverse floating rate securities amounts to $3,690,000 as of December 30, 2011.

CREDIT RISK. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying

             9 | Oppenheimer Rochester Massachusetts Municipal Fund

OPPENHEIMER ROCHESTER MASSACHUSETTS MUNICIPAL FUND
STATEMENT OF INVESTMENTS December 30, 2011* (Unaudited)

obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of December 30, 2011 is as follows:

Cost                                 $    1,888,905
Market Value                         $      461,626
Market Value as a % of Net Assets              0.73%

CONCENTRATION RISK. There are certain risks arising from geographic concentration in any state, commonwealth or territory. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

FEDERAL TAXES. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 30, 2011 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities      $    72,664,517(1)
                                    ===============

Gross unrealized appreciation       $     3,025,522
Gross unrealized depreciation            (6,525,525)
                                    ---------------
Net unrealized depreciation         $    (3,500,003)
                                    ===============

1. The Federal tax cost of securities does not include cost of $3,636,164, which has otherwise been recognized for financial reporting purposes, related to bonds placed into trusts in conjunction with certain investment transactions. See the Inverse Floating Rate Securities note.

             10 | Oppenheimer Rochester Massachusetts Municipal Fund

ITEM 2. CONTROLS AND PROCEDURES.

      (a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 12/30/2011, the
            registrant's principal executive officer and principal financial officer found the registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

      (b) There have been no significant changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 3. EXHIBITS.

Exhibits attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Rochester Massachusetts Municipal Fund

By:  /s/ William F. Glavin, Jr.
     ---------------------------
     William F. Glavin, Jr.
     Principal Executive Officer

Date: 2/9/2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:  /s/ William F. Glavin, Jr.
     ---------------------------
     William F. Glavin, Jr.
     Principal Executive Officer

Date: 2/9/2012

By:  /s/ Brian W. Wixted
     ---------------------------
     Brian W. Wixted
     Principal Financial Officer

Date: 2/9/2012